UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 14, 2006



                          MID-POWER SERVICE CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                         2-85602-D               88-0478633
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

            8290 West Sahara Avenue, Suite 186
                      Las Vegas, NV                           89117
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

                                  702-838-0716
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

          ITEM 2.01--COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On September 14, 2006, Mid-Power Service Corporation completed the sale of its Clear Creek Unit to Marion Energy Limited. Marion had been working in Mid-Power's Clear Creek Unit under a farm-out agreement since February 2005; other than the relationship created by the farmout agreement, Marion is an unrelated third party.

         Mid-Power has retained a 12.5% net profits interest in the Clear Creek Unit. In consideration for the sale of the Clear Creek Unit, Marion paid to Mid-Power $1.0 million at closing, 13,100,000 shares of Marion's stock, which is traded on the Australian Stock Exchange, or ASX, and options to purchase an additional 5,000,000 shares of Marion's stock with an exercise price of AU$0.40 per share. The agreement provides for Mid-Power to receive options to purchase up to an additional 8,000,000 shares of Marion's stock at AU$0.80 per share in the event Marion discovers certain threshold levels of proved and probable hydrocarbon reserves. On the closing date, the closing price for Marion's ordinary shares on the ASX was AU$0.84 per share.


                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

   Exhibit
    Number                 Title of Document                       Location
-------------- --------------------------------------------------- -------------

     10         Material Contracts
-------------- --------------------------------------------------- -------------
    10.22       Termination Agreement between Mid-Power Resource    Attached.
                Corporation and Marion Energy, Inc.

    10.23       Asset Purchase Agreement between and among          Attached.
                Mid-Power Resource Corporation and Marion Energy,
                Inc. and Marion Energy Limited


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MID-POWER SERVICE CORPORATION


Date: September 21, 2006                          By /s/ James W. Scott
                                                    -------------------------
                                                    James W. Scott
                                                    Its President

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